GOF-SA4 7/26

SUPPLEMENT DATED JULY 31, 2026
TO THE STATEMENT OF ADDITIONAL INFORMATION OF EACH
FRANKLIN TEMPLETON FUND LISTED IN SCHEDULE A

Effective August 1, 2026, the Board of Trustees of each Trust listed on Schedule A appointed Ann Torre Bates as an independent trustee of each Trust. Below is information regarding the newly appointed Board member.

I. The following information is added to the Independent Board Members table in the “Officers and Trustees” section of each Statement of Additional Information (SAI):

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex to be Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Ann Torre Bates (1958) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since August 2026	123

Ares Core Infrastructure Fund (closed-end management investment company regulated as a business development company) (2024-present); Ares Strategic Income Fund (closed-end management investment company regulated as a business development company) (2022-present); Ares Capital Corporation (closed-end management investment company regulated as a business development company); and formerly, United Natural Foods, Inc. (food distribution) (2013-2023) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

* Information is estimated as of August 1, 2026. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

II. The following is added to table providing the total fees paid to the independent board members in the “Officers and Trustees” section of each SAI:

Name	Total Fees Received from the Fund ($)	Total Fees Received from Franklin Templeton ($)
Ann Torre Bates[3]	None	$662,000

3. As of December 31, 2025. Ann Torre Bates is also an independent board member of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for the Trust.

III. The following is added to the table providing the dollar range of equity securities beneficially owned by the independent board members of the Trust in the “Officers and Trustees” section of each SAI:

Board Member	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex ($)
Ann Torre Bates	None	Over 100,000

IV. The following replaces the “Trustee qualifications” section in the “Officers and Trustees” section of each SAI:

Trustee qualifications Information on the Fund’s officers and board members appears above including information on the business activities of board members during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each board member evidences such ability and is appropriate to his or her serving on the Fund’s board. As indicated, Harris J. Ashton has served as a chief executive officer of a NYSE-listed public corporation; Ann Torre Bates has served as chief financial officer of a major corporation and as a board member of a number of public companies; Terrence J. Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impact on markets, including emerging markets; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. government; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and eleven years of experience as Executive Vice President and General Counsel of a major public company; Valerie M. Williams has over 35 years of audit and public accounting experience serving numerous global and multi-location companies in various industries; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton.

SCHEDULE A

Fund	Date of SAI

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
Franklin California Tax-Free Income Fund	July 1, 2026

FRANKLIN MUNICIPAL SECURITIES TRUST
Franklin California High Yield Municipal Fund	July 1, 2026

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Franklin New York Tax-Free Income Fund	July 1, 2026

FRANKLIN TAX-FREE TRUST
Franklin Alabama Tax-Free Income Fund	July 1, 2026
Franklin Arizona Tax-Free Income Fund	July 1, 2026
Franklin Colorado Tax-Free Income Fund	July 1, 2026
Franklin Connecticut Tax-Free Income Fund	July 1, 2026
Franklin Federal Intermediate-Term Tax-Free Income Fund	July 1, 2026
Franklin Federal Limited-Term Tax-Free Income Fund	July 1, 2026
Franklin Georgia Tax-Free Income Fund	July 1, 2026
Franklin High Yield Tax-Free Income Fund	July 1, 2026
Franklin Louisiana Tax-Free Income Fund	July 1, 2026
Franklin Maryland Tax-Free Income Fund	July 1, 2026
Franklin Massachusetts Tax-Free Income Fund	July 1, 2026
Franklin Michigan Tax-Free Income Fund	July 1, 2026
Franklin Minnesota Tax-Free Income Fund	July 1, 2026
Franklin Missouri Tax-Free Income Fund	July 1, 2026
Franklin New Jersey Tax-Free Income Fund	July 1, 2026
Franklin North Carolina Tax-Free Income Fund	July 1, 2026
Franklin Ohio Tax-Free Income Fund	July 1, 2026
Franklin Oregon Tax-Free Income Fund	July 1, 2026
Franklin Pennsylvania Tax-Free Income Fund	July 1, 2026
Franklin Virginia Tax-Free Income Fund	July 1, 2026

Please retain this supplement for future reference.